Q3 Quarterly Results November 9, 2021 NYSE: PAR

Forward-Looking Statements. This presentation contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of our future operations, financial condition, business strategies and prospects. Forward- looking statements are generally identified by words such as "anticipate," "believe," "belief," "continue," "could," "expect," "estimate," "intend," "may," "opportunity," "plan," "should," "will," "would," "will likely result," and similar expressions. Forward- looking statements are based on management’s current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation, including forward-looking statements relating to and our expectations regarding the Punchh business and anticipated benefits of such acquisition and the impact of the COVID-19 pandemic, including the Delta variant, on our business, operations, financial condition, and financial results. Factors that could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation are described in our filings with the Securities and Exchange Commission. Non-GAAP Financial Measures The Company reports its financial results in accordance with GAAP. However, non- GAAP adjusted financial measures included in this presentation are provided because management uses these non-GAAP financial measures in evaluating the results of the Company's continuing operations and believes this information provides investors supplemental insight into underlying business trends and operating results. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with G AAP. While we believe that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. In addition, these non-GAAP financial measures should be read in conjunction with the Company’s financial statements prepared in accordance with GAAP. Trademarks “PAR,” “Brink POS®,” “Restaurant Magic®”, “Data Central®”, and “Punchh®” are trademarks of PAR Technology Corporation. This presentation may contain trade names and trademarks of other companies. Our reference to such other companies is not intended to imply any endorsement or sponsorship by these companies of PAR Technology Corporation or its products or services. 2

Q3 Financials • Q3 Revenue Reported-- $77.9 million • 42% Increase from Q3 ‘2020 • 24% Organic Revenue Growth 3 Increase (decrease) in thousands 2021 2020 2021 2020 2021 vs 2020 Revenues, net: Product $ 30,291 $ 20,470 38.9% 37.3% 48.0% Service 29,530 16,877 37.9% 30.8% 75.0% Contract 18,039 17,500 23.2% 31.9% 3.1% Total revenues, net $ 77,860 $ 54,847 100.0% 100.0% 42.0% Total gross margin $ 18,214 $ 11,671 23.4% 21.3% 56.1% Operating expenses SG&A $ 21,662 $ 10,512 27.8% 19.2% 106.1% R&D 10,122 4,210 13.0% 7.7% 140.4% Amort of identifiable intangible assets 539 257 0.7% 0.5% 109.7% Adj to contingent consideration liability - (2,310) 0.0% -4.2% -100.0% Total operating expenses $ 32,323 $ 12,669 41.5% 23.1% 155.1% Other expense, net (539) (486) -0.7% -0.9% 10.9% Interest expense, net (5,406) (2,235) -6.9% -4.1% 141.9% Loss on extinguishment of debt (11,916) - -15.3% 0.0% 0.0% Loss before benefit from income taxes (31,970) (3,719) -41.1% -6.8% > 200% Benefit from income taxes 37 8 0.0% 0.0% > 200% Net loss $ (31,933) $ (3,711) -41.0% -6.8% > 200% Non-Gaap Adjustments 22,613$ 1,344$ Adjusted Net Loss (9,320)$ (2,367)$ Adj Diluted Loss Per Share (0.36)$ (0.13)$ Adj Weighted Avg Shrs 25,998 18,250 Three months ended September 30, Percentage of total revenue

Live ARR 4 6 1 6 5 7 1 7 7 8 3 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 ARR (U$D ‘000,000) Total ARR grew 35% YoY from Q3 ’20 • Punchh ARR increased 47% from Q3 last year • Brink POS ARR increased 29% from Q3 last year • Data Central increased 9% from Q3 last year • Organic ARR growth increased 26% • Contracted ARR now totals approximately $97M at end of Q3

Brink POS ARR 5 2 3 2 5 2 6 2 8 3 0 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 ARR (U$D ‘000,000) • Brink POS ARR increased 29% from Q3 last year • Contracted ARR is $33.5M at end of Q3 • Consistently low churn ~ 3% annualized in Q3

Brink POS Site Count 6 11.0 11.7 12.1 13.2 14.9 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Site Count ( locat ions ‘000) • 35% increase of Active Stores from a year ago • Record high # of Activations in Q3 – 1739 • Active sites now total ~ 14,900 • Q3 Bookings # 782 stores – expectations for stronger Q4

Punchh ARR

ARR (U$D '000,000)



30
32
36
40
44
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21

- Punchh ARR increased 47% from Q3 last year
- Contracted ARR is $63.3M at end of Q3

7

Punchh Live Site Count 8 34 41 46 48 53 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Site Count ( locat ions ‘000) • 67% increase of Active Stores from a year ago • 4,550+ stores went live in Q3

Restaurant Segment Product Revenue 9 21 22 19 24 30 product revenue (U$D ‘000,000) • Product revenue increased 46% from Q3 ‘20 • Proving Value of Complete Tech Stack • Difficult/Challenging Supply Chain Environment

Investment Thesis 1. Foodservice market ready for disruption • Large TAM in restaurants with ~1m locations in the US spending 2-3% of total revenue on technology1 • The industry shift to cloud technology has led to an explosion in new technology from Voice AI to marketing technology 2. Meeting market need with Unified Commerce Platform • Today technology is driving a wedge between restaurants and their guests • Brands are shifting to well integrated vendors and more targeted guest interactions • There is an opportunity to create a platform with unified data source that enables restaurant to have 1:1 relationship with their guests 3. ARR at scale with strong SaaS metrics • Through both organic and inorganic strategies, Live ARR has reached $83M with significant opportunity to expand within existing customers and win new business. Contract ARR approximately $97M 1) Source: Technomic10

11 Appendix A – Key Performance Metrics • “Annual Recurring Revenue” or “ARR”, is the annualized revenue from SaaS and related revenue of our software products. We calculate ARR by annualizing the monthly recurring revenue for all active sites as of the last day of each month for the respective reporting period. ARR also includes recurring payment processing services revenue, net of expenses. We charge a per-transaction fee each time a customer payment is processed electronically. • “Contracted ARR” is ARR that also includes signed/booked sites that have yet to be activated • “Bookings” is a customer purchase order for SaaS; upon PAR’s acceptance the customer is obligated to purchase the SaaS and pay PAR for the services. In specific cases with our Punchh, bookings are added at the time of execution of the relevant master services agreement. • “Activations” are calculated as of the end of each month based on the number of SaaS customers that have initiated use of our software products/platforms. Once “activated” PAR begins to invoice/bill the customer. In specific cases with Punchh, invoicing begins before activation takes place. • “Active Sites” represent locations active on PAR’s SaaS software as of the last day of the respective fiscal period. • “Churn” reflects the negative change in SaaS subscription levels of PAR customers, calculated by dollars. For a specific period. Key Performance Indicators and Strategic Financial Metrics We monitor certain operating and non-GAAP financial metrics in the evaluation and management of our business: certain key operating and non-GAAP financial metrics have been provided as we believe these to be useful in facilitating period-to-period comparisons of our business performance. Operating and non-GAAP financial metrics do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Operating and non-GAAP financial metrics are not forecasts or indicator of future or expected results and should not have undue reliance placed upon them by investors.

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